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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 4, 2003

ZENITH NATIONAL INSURANCE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9627 (Commission File Number)	95-2702776 (IRS Employer Identification No.)
21255 Califa Street, Woodland Hills, CA (Address of Principal Executive Offices)	91367-5021 (Zip Code)

Registrant's telephone number, including area code (818) 713-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosures

        On February 4, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7. Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated February 4, 2003

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.
Dated: February 6, 2003	By:	/s/ WILLIAM J. OWEN Name: William J. Owen Title: Senior Vice President and Chief Financial Officer

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  Item 5. Other Events and Regulation FD Disclosures
  Item 7. Exhibits